Exhibit 21.1

RAIT Financial Trust

Subsidiaries

Entity Name	Domestic Jurisdiction	DBA Names
Beachcomber Beach Resort Florida, LLC	Delaware
Bluemound CDO Preferred Member, LLC	Delaware
Bluemound Preferred Member, LLC	Delaware
Boca Yamato, LLC	Delaware
Brandywine Cherry Hill, Inc.	New Jersey
Brandywine Willow Grove, Inc.	Pennsylvania
Broadstone I Preferred, LLC	Delaware
Coles Crossing GP, LLC	Delaware
Coles Crossing GP Member, LLC	Delaware
Coles Crossing, LP	Delaware
Daytona Portfolio, LLC	Delaware
Edgerton CDO Preferred Member, LLC	Delaware
Edgerton Preferred Member, LLC	Delaware
Erieview Galleria Owner, LLC	Delaware
Erieview Tower & Parking Manager, Inc. ..	Ohio
Erieview Tower & Parking, LLC	Ohio
Erieview Tower Member, LLC	Delaware
Fountainhead CDO Preferred Member, LLC	Delaware
Fountainhead Preferred Member, LLC	Delaware
Global Insurance Advisors, LLC	Pennsylvania
Grange CDO Preferred Member, LLC	Delaware
Grange Preferred Member, LLC	Delaware
Jupiter Communities, LLC	Delaware
Lafayette English Apartments, LP	Texas
Lafayette English GP, LLC	Delaware
Lafayette English Member, LLC	Delaware
Lafayette English Partner, LLC	Delaware
Landera CDO Preferred Member, LLC	Delaware
Landera Preferred Member, LLC	Delaware
Lexington Mill Mississippi Member, LLC	Delaware
Lexington Mill Mississippi Owner, LLC	Delaware
Limestone Oaks Preferred Member, LLC	Delaware
Mandalay Investor I, LLC	Delaware
Mandalay Investor II, LLC	Delaware
McDowell Mountain Arizona, LLC	Delaware
McDowell Mountain Member LLC	Delaware
Murrells Retail Associates, LLC	Delaware
Murrells Retail Holdings, LLC	Delaware
Oakland Plaza Member, LLC	Delaware
Oakland Plaza Owner, LLC	Delaware
Oakland Square Member, LLC	Delaware
Oakland Square Owner, LLC	Delaware
PlazAmericas Mall Texas, LLC	Delaware
RAIT 2015-FL5, LLC	Delaware
RAIT 2015-FL5 A-2 Holdings, LLC	Delaware
RAIT 2016-FL6, LLC	Delaware
RAIT 2016-FL6 A-2 Holdings, LLC	Delaware
RAIT 2017-FL7, LLC	Delaware
RAIT 2017-FL7 Trust	Delaware
RAIT 2017-FL7 Intermediate Trust	Delaware
RAIT 2017-FL7 A-2 Holdings, LLC	Delaware
RAIT 2017-FL8, LLC	Delaware
RAIT 2017-FL8 Trust	Delaware
RAIT 2017-FL8 Intermediate Trust	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
RAIT 2017-FL8 A-2 Holdings, LLC	Delaware
RAIT Asset Holdings IV, LLC	Delaware
RAIT Asset Holdings, LLC	Delaware
RAIT Asset Management, LLC	Delaware
RAIT Broadstone, Inc.	Delaware
RAIT Capital Corp.	Delaware	Pinnacle Capital Group - PA
RAIT CMBS Conduit I, LLC	Delaware
RAIT CMBS Conduit II, LLC	Delaware
RAIT Commercial, LLC	Delaware
RAIT CRE CDO I, LLC	Delaware
RAIT CRE CDO I, Ltd.	Cayman Islands/PA/NJ	Note: In NJ it is known as RAIT CRE CDO I, Ltd. Limited Liability Company
RAIT CRE Conduit II, LLC	Delaware
RAIT CRE Conduit III, LLC	Delaware
RAIT CRE Conduit IV, LLC	Delaware
RAIT CRE Holdings, LLC	Delaware
RAIT Equity Holdings I, LLC	Delaware
RAIT Executive Mews Manager I, Inc.	Delaware
RAIT Executive Mews Manager II, Inc.	Delaware
RAIT Executive Mews Manager III, Inc.	Delaware
RAIT FL Asset Holdings, LLC	Delaware
RAIT Funding, LLC	Delaware
RAIT General, Inc.	Maryland
RAIT JV TRS, LLC	Delaware
RAIT JV TRS Sub, LLC	Delaware
RAIT Lending, LLC	Delaware
RAIT Limited, Inc.	Maryland
RAIT Partnership, L.P.	Delaware
RAIT Preferred Funding II, LLC	Delaware
RAIT Preferred Funding II, Ltd.	Cayman Islands
RAIT Preferred Holdings I, LLC	Delaware
RAIT Preferred Holdings II, LLC	Delaware
RAIT Property Management Holdings, LLC	Delaware
RAIT Sabel Key Manager, Inc.	Delaware
RAIT Sharpstown TRS, LLC	Delaware
RAIT TRS, LLC	Delaware
RAIT Urban Equity Holdings, LLC	Delaware
RAIT Urban Holdings, LLC	Delaware
Raritan Center Member, LLC	Delaware
Raritan Center SPE Owner, LLC	Delaware
REM-Cherry Hill, LLC	New Jersey
REM-Willow Grove, Inc.	Pennsylvania
REM-Willow Grove, L.P.	Pennsylvania
Remington Florida Member, LLC	Delaware
Remington Florida, LLC	Delaware
Route 18 Member, LLC	Delaware
Route 18 SPE Owner, LLC	Delaware
Sharpstown Member, LLC	Delaware
St. Pete Beach Holdings, LLC	Delaware
Taberna Capital Management, LLC	Delaware
Taberna Equity Funding, Ltd.	Cayman Islands
Taberna Funding Capital Trust I	Delaware
Taberna IR Holdings Member, LLC	Delaware
Taberna IX Equity Trust, LLC	Delaware
Taberna Realty Finance Trust	Maryland
Taberna Realty Holdings Trust	Maryland
Taberna VII Equity Trust, LLC	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
Trails at Northpoint Mississippi Member, LLC	Delaware
Trails at Northpoint Mississippi Owner, LLC	Delaware
Tuscany Bay Apartments Florida, LLC	Delaware
Union Medical Campus Member, LLC	Delaware
Union Medical Campus Owner, LLC	Delaware
Walnut Ridge CDO Preferred Member, LLC	Delaware
Walnut Ridge Preferred Member, LLC	Delaware
Yamato Investor I, LLC	Delaware
Yamato Investor II, LLC	Delaware
Yamato Member, LLC	Delaware